UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2010

COMMUNITY BANKERS TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32590	20-2652949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Innslake Drive, Suite 200 Glen Allen, Virginia		23060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 934-9999

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 9, 2010, Community Bankers Trust Corporation (the “Company”) issued a press release reporting selected financial results for the year ended December 31, 2009. The press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2010, the Company and Gary A. Simanson, the Company’s Chief Strategic Officer, terminated his employment with the Company, effective immediately. Mr. Simanson had served as the Chief Strategic Officer since 2008. From 2005 to 2008, he was the Company’s President, Chief Executive Officer and Chief Financial Officer. Mr. Simanson continues to serve as a director of the Company. The Company and Mr. Simanson have not entered into or amended any existing agreement in connection with his termination. As previously disclosed, Mr. Simanson’s employment agreement provides for payments to him in certain termination situations, and the Company expects to make such payments to Mr. Simanson as are required by the employment agreement, subject to any limitations that may exist under TARP rules relating to executive compensation.

On April 15, 2010, the Company appointed Rex L. Smith, III as the Executive Vice President and Chief Banking Officer of Essex Bank, a wholly owned subsidiary of the Company (the “Bank”), effective May 1, 2010. Mr. Smith, 52, has served as the Bank’s Executive Vice President and Chief Administrative Officer since April 2009. From 2007 to 2009, he was the Central Virginia President for Gateway Bank and Trust and, from 2000 to 2007, he was President and Chief Executive Officer of The Bank of Richmond.

On April 15, 2010, the Company appointed William E. Saunders, Jr. as the Bank’s Executive Vice President and Chief Operating Officer, effective May 1, 2010. Mr. Saunders, 47, has served as the Bank’s Senior Vice President – Chief Risk Officer since 2008. From 2004 to 2008, he was the Bank’s Vice President – Risk Management.

On April 15, 2010, the Company appointed Laureen D. Trice as the Bank’s Controller, effective May 1, 2010. Ms. Trice, 48, has served as the Bank’s Vice President – Director of Financial Reporting since February 2010. From 2003 to 2010, she was a Vice President and Assistant Controller with LandAmerica Financial Group, Inc. Ms. Trice will assume the role as the Company’s principal accounting officer from Patrick J. Tewell, who is changing responsibilities within the organization, effective May 1, 2010.

The Company has not entered into an employment agreement or similar arrangement with Mr. Smith, Mr. Saunders or Ms. Trice.

The Company issued a press release reporting these and other management changes on April 15, 2010. The press release is being filed as Exhibit 99.2 to this report and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued April 9, 2010

99.2	Press release issued April 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANKERS TRUST CORPORATION
(Registrant)

Date: April 15, 2010	By:	/s/ Bruce E. Thomas
Bruce E. Thomas
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued April 9, 2010

99.2	Press release issued April 15, 2010